SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
      [ ]  Preliminary Proxy Statement       [ ]  Confidential, For Use
      [X]  Definitive Proxy Statement             of the Commission Only (as
      [ ]  Definitive Additional Materials        permitted by Rule 14a-6(e)(2)
      [ ]  Soliciting Material Pursuant to
           Rule 14a-11(c) or Rule 14a-12

                          BIOSOURCE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      [X]   No Fee Required
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5)   Total fee paid:

--------------------------------------------------------------------------------
      [ ]   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

--------------------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
      (3)   Filing party:

--------------------------------------------------------------------------------
      (4)   Date filed:

--------------------------------------------------------------------------------

                          BIOSOURCE INTERNATIONAL, INC.
                                  -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 14, 2000
                                  -----------


TO OUR STOCKHOLDERS:

      Notice is hereby given that the 2000 Annual Meeting of Stockholders of BioSource International, Inc. (the "Company") will be held at the Hyatt Westlake Plaza, 880 South Westlake Boulevard, Westlake Village, California, 91361, on July 14, 2000 at 9:00 a.m., Pacific time. The Annual Meeting is being held for the following purposes:

     1. To elect seven directors to hold office for one year and until their respective successors have been elected. The persons nominated by our Board of Directors, James H. Chamberlain, Jean-Pierre L. Conte, Leonard M. Hendrickson, David J. Moffa, Ph.D., John R. Overturf, Jr., Robert D. Weist and Robert J. Weltman, are described in the accompanying Proxy Statement;

     2. To ratify the adoption of the BioSource International, Inc. 2000 Stock Incentive Plan;

     3. To ratify the appointment of KPMG, LLP, as our independent public accountants for the year ending December 31, 2000; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      Only stockholders of record of our common stock at the close of business on May 15, 2000 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

      All stockholders of record are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                      /S/ JAMES H. CHAMBERLAIN
                                    -----------------------------------
                                    James H. Chamberlain
                                    CHAIRMAN OF THE BOARD,
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

Camarillo, California
May 19, 2000

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESS, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                          BIOSOURCE INTERNATIONAL, INC.
                                 820 FLYNN ROAD
                           CAMARILLO, CALIFORNIA 93012
                                 (805) 987-0086
                               ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 14, 2000

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioSource International, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hyatt Westlake Plaza, 880 South Westlake Boulevard, Westlake Village, California, 91361, on July 14, 2000 at 9:00 a.m., Pacific Standard time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

      All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder of record may revoke his or her Proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

      The close of business on May 15, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, 7,951,953 shares of common stock, par value $.001 per share, were outstanding. Our common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting.

      It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about May 19, 2000.

                                VOTING PROCEDURES

      A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The seven nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                              ELECTION OF DIRECTORS

      In accordance with our Bylaws, the Board of Directors has fixed the number of directors at seven. At each annual meeting of stockholders, seven directors are elected, each for a one-year term. Seven directors will be elected at the Annual Meeting.

      Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponements or adjournments, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

      The Board of Directors proposes the election of the following nominees as directors:

                              James H. Chamberlain
                              Jean-Pierre L. Conte
                             Leonard M. Hendrickson
                              David J. Moffa, Ph.D.
                              John R. Overturf, Jr.
                                 Robert D. Weist
                                Robert J. Weltman

      If elected, each nominee is expected to serve until the 2001 Annual Meeting of Stockholders. The seven nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

      The following table sets forth certain information with respect to the nominees, continuing directors and executive officers of the Company as of March 1, 2000.

      NAME                       AGE   POSITION
      ----                       ---   --------
      James H. Chamberlain        52   Chairman of the Board,
                                       President, Chief Executive Officer,
                                       Director and Director Nominee

      Jean-Pierre L. Conte        36   Director and Director Nominee

      Leonard M. Hendrickson (1)  52   Director and Director Nominee

      David J. Moffa, Ph.D.  (1)  57   Director and Director Nominee

      John R. Overturf, Jr.  (2)  39   Director and Director Nominee

      Robert D. Weist (2)         60   Director and Director Nominee

      Robert J. Weltman           34   Director and Director Nominee

      Charles C. Best             40   Chief Financial Officer,
                                       Executive Vice President, Finance

      Gus E. Davis                52   Chief Operating Officer,
                                       Executive Vice President, Sales and
                                       Marketing

      Richard O. Buford           52   Secretary,
                                       Vice President, Human Resources
----------------------

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

----------------------


     Brief statements setting forth the principal occupation and employment during the past five years, the year in which first elected as director and other information concerning each nominee and the executive officers appear below.

     JAMES H. CHAMBERLAIN has served as Director, President and Chief Executive Officer of the Company and its predecessor, BioSource Industries, Inc., since it was founded in October 1989, and was elected as its Chairman of the Board in November 1993. Previously, Mr. Chamberlain was Manager for Business Development for Amgen, Inc., where he started and managed the Amgen Biologicals Division. Mr. Chamberlain has held various executive positions with Browning Ferris Industries and Amersham Corporation, a biomedical company, and was a research biochemist for Wm. H. Rorer Pharmaceutical, a major pharmaceutical company. He received his Bachelor of Arts degree from West Virginia University, and studied biochemistry at the University of Pittsburgh.

     JEAN-PIERRE L. CONTE has served as a director of BioSource since February 2000. Mr. Conte is a Managing Director of Genstar Capital LLC, which is the sole general partner of Genstar Capital Partners II, L.P., a private equity investment firm. Prior to joining Genstar in 1995, he was a principal for six years at the NTC Group, Inc., a private equity investment firm. He is a director of several private companies, including

NEN Life Science Products, Inc. Mr. Conte earned a Masters of Business Administration from Harvard University Graduate School of Business and a Bachelor of Arts from Colgate University. Mr. Conte has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions."

     LEONARD M. HENDRICKSON has been a Director of the Company since October 1993. Mr. Hendrickson is the President of Isotope Products Laboratories, a position he has held since February 1992. From February 1990 to January 1992, Mr. Hendrickson served as the principal consultant for Microchemics, a marketing and business development consulting firm that he founded. Mr. Hendrickson also serves on the board of directors of Isotope Products Laboratories, a subsidiary of Eckert & Ziegler AG. Mr. Hendrickson holds a Bachelor of Science degree from the University of Pennsylvania and a Masters in Business Administration from American University in Washington D.C.

     DAVID J. MOFFA, PH.D., has been a Director of the Company since April 1995. Dr. Moffa serves: as the Regional Director and as special projects director for Lab Corporation of America, Inc. located in Fairmont, WV, positions he has held since 1982 and 1984, respectively; as Director of Medical Arts Lab/RBL, a position he has held since 1985; and as Director of Lab Corporation of America, Inc. located in Altoona, PA, a position he has held since 1990. Dr. Moffa also serves as an advisor and consultant to various diagnostic, scientific and health care facilities, and is an owner and developer of GM Realty and Moffa Properties. Dr. Moffa also serves on a number of committees and boards of directors of various privately held companies and governmental offices, including One Valley Bank, Inc. Dr. Moffa has completed a post doctoral fellowship in Clinical Biochemistry at the West Virginia University National Institutes of Health, holds a Ph.D. in Medical Biochemistry from the West Virginia University School of Medicine, a Masters of Science degree in Biochemistry from West Virginia University and a Bachelor of Arts degree in Pre-Medicine from West Virginia University.

     JOHN R. OVERTURF, JR. has been a director of the Company since September 1993. Mr. Overturf serves as the President of R.O.I., Inc., a private investment company, a position he has held since July 1993. He also serves as President of the Combined Penny Stock Fund, Inc., a closed-end stock market fund, a position he has held since September 1996. From September 1993 until September 1996, Mr. Overturf served as Vice President of The Rockies Fund, Inc., a closed-end stock market fund. Mr. Overturf holds a Bachelor of Science degree in Finance from the University of Northern Colorado.

     ROBERT D. WIEST has been a director of the Company since April 1996. Mr. Wiest has been President of Weist Associates, a management consulting firm, since April 1992. From January 1986 through April 1992, Mr. Weist was a consultant to and Senior Vice President, Administration, General Counsel and Secretary of Amgen, Inc., having served as Vice President, General Counsel and Secretary from March 1982 through January 1986. Mr. Weist holds a Juris Doctor degree from New York University and a Masters in Business Administration from the University of Chicago.

     ROBERT J. WELTMAN has served as a director of BioSource since February 2000. He is currently a Vice President of Genstar Capital LLC, the sole general partner of Genstar Capital Partners II, L.P., a private equity investment firm. Mr. Weltman joined Genstar in August 1995. Prior to joining Genstar, from July 1993 to July 1995, Mr. Weltman was an Associate with Robertson, Stephens & Company, an investment banking firm. In addition, Mr. Weltman is a director of NEN Life Science Products, Inc. Mr. Weltman holds an AB degree in chemistry from Princeton University. Mr. Weltman has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions"

     CHARLES C. BEST joined BioSource in December 1999 as Chief Financial Officer. Prior to his employment at BioSource, Mr. Best served four and a half years as Vice President and Chief Financial Officer of Cogent Light Technologies, Inc., a company engaged in the manufacture of surgical lighting instruments. From 1989 to 1995, Mr. Best worked in various positions including Corporate Controller for 3D Systems, Inc., a company engaged in the manufacture and sale of high tech rapid prototyping equipment. Mr. Best is a CPA and holds a Bachelor of Science degree in Business Administration and Accounting from San Diego State University.

     GUS E. DAVIS became our Executive Vice President Sales and Marketing and Chief Operating Officer in June 1995. From February 1994 until June 1995, Mr. Davis served as our Vice President of Sales and Marketing. Prior to that time, since February 1993, Mr. Davis was employed as Vice President of Sales and Marketing at Genosys Biotechnologies, a company engaged in the manufacture of oligonucleotides. Mr. Davis received his Bachelor of Science and Masters degree in Biology and Chemistry from Sam Houston State University.

     RICHARD O. BUFORD became our Vice President of Human Resources in February 1993. From 1989 to 1992, Mr. Buford served as Vice President of Operations for The Office Mart, a California regional commercial furniture and office supply distributor. Mr. Buford received a Bachelors of Arts and a Masters degree in English from the University of California at Santa Barbara.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held six meetings during fiscal 1999. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 1999.

     The Board of Directors maintains an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Overturf and Weist. The Audit Committee recommends the engagement of our independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants, and meets with the independent public accountants and the Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. One meeting of the Audit Committee was held during the year ended December 31, 1999.

     The Compensation Committee currently consists of Messrs. Hendrickson and Moffa. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering our stock option and executive incentive compensation plans. One meeting of the Compensation Committee was held during the year ended December 31, 1999.

COMPENSATION OF DIRECTORS

     Our non-employee directors currently are paid $2,000 for each board meeting attended, and $1,000 per year for serving on a board committee. We pay all out-of-pocket fees of attendance. In addition, non-employee directors have received an annual grant of 4,000 non-statutory stock options under our 1993 Stock Incentive Plan, exercisable at the fair market value of our common stock on the date of grant, and which fully vest on the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to us in all capacities for each of the three years ended December 31 indicated below.

                              SUMMARY COMPENSATION TABLE
                                                                                  LONG TERM
                                         ANNUAL COMPENSATION                     COMPENSATION
                                   ---------------------------------   -------------------------------
                           YEAR                              OTHER        NUMBER OF
                           ENDED                             ANNUAL       SECURITIES          ALL
NAME AND PRINCIPAL       DECEMBER                            COMPEN-      UNDERLYING         OTHER
POSITION (1)                31,      SALARY       BONUS      SATION         OPTIONS       COMPENSATION
------------------       --------  ---------     -------    ----------    ----------      ------------
James H. Chamberlain....   1999    $ 250,000     $90,000    $17,634(2)
Chairman of the Board      1998      250,000      25,000     18,084(3)     100,000
Chief Executive            1997      154,000      42,500     17,420(4)
Officer and President

Gus E. Davis............   1999    $ 154,000     $55,000     $6,499(5)
Chief Operating            1998      150,000       8,000      6,395(6)      25,000
and Executive Vice         1997      110,000      12,500      4,579(7)
President

Larry A. May............   1999    $ 147,511(8)      -0-     $  652(9)                      $18,462(10)
Chief Financial            1998       87,500(11)     -0-        508(9)     100,000
and Executive Vice

Richard O. Buford.......   1999    $ 102,718     $13,700     $  614(9)
Vice President, Human      1998       97,000      10,000        760(9)      14,500
Resources and              1997       91,000       8,000        713(9)       5,000
Secretary
----------

(1) For a description of employment agreements between certain executive officers and the Company, see "Employment Agreements with Executive Officers" below.
(2) Consists of $11,616 for an auto lease paid by the Company, $4,740 for country club membership dues paid by the Company, and $1,278 for a group life insurance premium paid by the Company.
(3) Consists of $11,616 for an auto lease paid by the Company, $4,740 for country club membership dues paid by the Company, and $1,728 for a group life insurance premium paid by the Company.
(4) Consists of $11,616 for an auto lease paid by the Company, $4,740 for country club membership dues paid by the Company, and $1,064 for a group life insurance premium paid by the Company.
(5) Consists of $5,400 for a car allowance paid by the Company and $1,099 for a group life insurance premium paid by the Company.
(6) Consists of $4,955 for a car allowance paid by the Company and $1,440 for a group life insurance premium paid by the Company.
(7) Consists of $3,600 for a car allowance paid by the Company and $979 for a group life insurance premium paid by the Company.
(8)  Resigned as of November 11, 1999.
(9)  Consists of group life insurance premiums paid by the Company.
(10) Severance payment.
(11) Joined the Company June 1, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

     There were no grants of stock options made during the fiscal year ended December 31, 1999 to any of the Named Executive Officers.

OPTION EXERCISES AND STOCK OPTIONS HELD AT FISCAL YEAR END

     The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding options exercised in fiscal year 1999 and the number of shares of common stock underlying stock options held and the value of options held at fiscal year end based upon the last reported sales price of the common stock on the Nasdaq market on December 31, 1999 ($7.9375 per share).

           AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                             SHARES                      NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                            ACQUIRED                   UNDERLYING UNEXERCISED          IN-THE-MONEY
                               ON         VALUE              OPTIONS AT                  OPTIONS AT
                            EXERCISE     REALIZED        DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                            ---------   --------   --------------------------   ---------------------------
NAME                          (#)          ($)     EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------   ---------   --------   -----------  -------------   -----------   -------------
James H. Chamberlain.....       -           -        434,633       2,867         $2,102,451      $7,705
Gus E. Davis.............       -           -         90,000         -              547,658        -
Larry A. May.............     74,166    $ 84,999        -            -                 -           -
Richard O. Buford........       -           -         52,375       1,125            293,682       3,726


EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     Effective as of January 2, 1998, and amended as of December 17, 1999, James Chamberlain entered into an employment agreement with us which superseded Mr. Chamberlain's existing employment agreement dated January 2, 1996. The term of the employment agreement is three years. Pursuant to the terms of the employment agreement, Mr. Chamberlain is to be paid an annual salary of $250,000 for each year of the agreement, an annual bonus determined on the basis of our existing management incentive plan which is limited to $100,000 for each year of the agreement and is to receive certain additional benefits.

     In the event there is a "change of control" of the Company, Mr. Chamberlain may terminate his employment agreement, in which case, we are obligated to continue to pay Mr. Chamberlain his then-current base salary for a period of 24 months following the effective date of such termination. A "change of control" includes (i) the acquisition by any person or entity of shares of our capital stock entitled to exercise 35% or more of the total voting power of our stockholders, (ii) the execution by us of an agreement to sell or otherwise transfer all or substantially all of our assets or the execution by us of an agreement to merge, consolidate or reorganize with any other corporation or entity, which results in less than 75% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which our assets are sold or transferred or surviving such merger, consolidation or reorganization being held by the persons and entities who were holders of our common stock immediately prior to such agreement, (iii) the issuance by us, otherwise than on a pro rata basis, of additional shares of capital stock representing (after giving effect to such issuance) more than 35% of the total voting power of our stockholders, or (iv) if the persons who were our directors as of the date of the agreement cease to comprise a majority of our Board of Directors.

     Effective as of December 17, 1999, Gus E. Davis, Charles C. Best and Richard O. Buford each entered into a separation agreement with us. In the event we experience a "change of control," and the employment of any one of these three executives with us is terminated within one year of the "change of control," we are obligated to continue to pay the terminated executive his then-current base salary for a period of 12 months following the effective date of such termination. A "change of control" includes (i) the acquisition by any person or entity of shares of our capital stock entitled to exercise 35% or more of the total voting power of our stockholders, (ii) the execution by us of an agreement to sell or otherwise transfer all or substantially all of our assets or the execution by us of an agreement to merge, consolidate or reorganize with any other corporation or entity, which results in less than 75% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which our assets are sold or transferred or surviving such merger, consolidation or reorganization being held by the persons and entities who were holders of our common stock immediately prior to such agreement, (iii) the issuance by us, otherwise than on a pro rata basis, of additional shares of capital stock representing (after giving effect to such issuance) more than 35% of the total voting power of our stockholders, or (iv) if the persons who were our directors as of the date of each separation agreement cease to comprise a majority of our Board of Directors.

STOCK OPTION PLANS

     We adopted a Stock Option Plan (the "1993 Plan") in 1993. The purpose of the 1993 Plan is to attract, retain and motivate certain of our key employees by giving them incentives which are linked directly to increases in the value of our common stock. Each of our officers, directors and employees and under certain circumstances, our consultants are eligible to be considered for the grant of awards under the 1993 Plan. The maximum number of shares of common stock that may be issued pursuant to awards granted under the 1993 Plan is 2,000,000, subject to certain adjustments to prevent dilution. Any shares of common stock subject to an award which for any reason expires or terminates unexercised are again available for issuance under the 1993 Plan.

     The 1993 Plan authorizes the Compensation Committee to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) shares of our common stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to our common stock, or (3) any other security or benefit with a value derived from the value of our common stock. Any stock option granted may be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a nonqualified stock option. The 1993 Plan currently is administered by the Compensation Committee of our Board of Directors. Subject to the provisions of the 1993 Plan, the Compensation Committee will have full and final authority to select the executives and other employees to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto.

     As of May 1, 2000, the Board had granted options covering an aggregate of 2,000,000 shares of common stock to certain of our directors, officers and employees, of which options to purchase 1,272,956 shares were outstanding.

     The Board of Directors has also adopted the BioSource International, Inc. 2000 Stock Incentive Plan as of March 15, 2000, subject to stockholder approval. If the plan is not approved by the holders of our common stock at the Annual Meeting, it will not become effective. As of May 1, 2000, no options have been granted under the 2000 Stock Incentive Plan. For a summary of the plan, please see "Proposal No. 2: Proposal to Adopt New Stock Incentive Plan," beginning on page 13 of this Proxy Statement. A copy of the plan is attached to this Proxy Statement as Appendix A.

            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is a current or former officer or employee of the Company.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors determines compensation paid to each of our executive officers and administers the 1993 Stock Option.

     The objectives of our executive compensation policy include (1) attracting, motivating and retaining talented executives by providing compensation that is competitive with comparable companies, (2) maintaining compensation levels that are consistent with the company's financial objectives and operating performance and (3) aligning the interests of executive officers and stockholders through bonuses based on the company's performance and by providing equity compensation. Our compensation program currently consists of base salary and incentive compensation in the form of cash bonuses and/or stock options.

     In arriving at an initial compensation offer to an individual, the Compensation Committee considers determinants of the individual's market value including experience, education, accomplishments and reputation, as well as the level of responsibility to be assumed, in relation to the market value of such qualifications and industry standards. When determining subsequent adjustments to an individual's annual salary, the Compensation Committee also evaluates the importance to stockholders of that person's continued service. The Compensation Committee also reviews the annual salaries of our executive officers in relation to the company's financial performance, annual budgeted financial goals and its position in the industry. This is a judgment process, exercised by the Compensation Committee with the advice of management and other consultants.

     Cash bonuses were awarded for during the past year, which were determined on the basis of accomplishments measured against a management incentive plan that was prepared by management and approved by the Compensation Committee.

     Stock options are prospective incentives, aimed at keeping and motivating key people by letting them share in the value they create for stockholders. They are awarded at times deemed appropriate by the Compensation Committee in amounts intended to secure the full attention and best efforts of executives upon whose future performance the company's success will depend.

     During 1999, Larry A. May, one of our executive officers, resigned. The company hired one new executive officer, Charles C. Best, as Chief Financial Officer and Executive Vice President of Finance. In setting a base salary for Mr. Best, the Compensation Committee took into account the salary ranges of industry competitors, his prior experience and expected contributions, and the relative importance of his position in terms of achieving the company's objectives.

     The company's Chief Executive Officer, James H. Chamberlain, received a base salary of $250,000 in 1999 and a cash bonus in the amount of $90,000. Mr. Chamberlain's salary was established based upon a comparative analysis of other similarly situation chief executive officers conducted by the compensation committee. Mr. Chamberlain also participated in the management incentive plan approved by the Compensation Committee.

                                          COMPENSATION COMMITTEE

                                          Leonard M. Hendrickson
                                          David J. Moffa, Ph.D.

              SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 1999, all our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for the following; Charles Best filed a Form 3 reporting his initial appointment as our Chief Financial Officer and Executive Vice President which was not timely filed, and James H. Chamberlain, Leonard M. Hendrickson and David J. Moffa, Ph.D. each reported events on a Form 5 filed prior to February 15, 2000, with respect to transactions that occurred in 1999 and should have been reported on a Form 4.

                     RELATIONSHIPS AND RELATED TRANSACTIONS
                      WITH DIRECTORS AND EXECUTIVE OFFICERS

     Our Chief Executive Officer and President, James H. Chamberlain, is indebted to us in the aggregate principal amount of $350,000 as of March 1, 2000. The loan is represented by a promissory note in the principal amount of $350,000, bearing interest at 5.9% per year. The loan provides for interest only payments, payable quarterly, with all principal due upon demand.

     On January 10, 2000, we entered into a securities purchase agreement with Genstar Capital Partners II, L.P. and Stargen II LLC. Pursuant to this agreement, we sold Genstar and Stargen a total of 371,300 shares, including 364,244 to Genstar and 7,056 to Stargen, of our Series B Preferred Stock for $9,000,312 in the aggregate. These shares are convertible into 1,485,200 shares, including 1,456,976 for Genstar and 28,224 for Stargen, of our common stock. In addition, we issued to Genstar and Stargen warrants to purchase a total of 1,287,000 shares of our common stock, including 1,262,542 to Genstar and 24,458 to Stargen, exercisable at $7.77 per share. Under the investor rights agreement among Genstar, Stargen and us, executed in connection with the securities purchase agreement, Genstar and Stargen also have the right to appoint two out of our seven directors to our Board of Directors as long as they beneficially own, in the aggregate, at least 750,000 shares of common stock, or one director if they beneficially own at least 495,000 shares. Pursuant to the investor rights agreement, we appointed Jean-Pierre L. Conte, a Managing Director of Genstar Capital LLC, and Robert J. Weltman, a Vice President of Genstar Capital LLC, to our Board of Directors. Genstar and Stargen also have the right of first refusal to purchase additional shares and the right to require us to register their shares of our common stock underlying the preferred stock and the warrants. The consummation of the securities purchase agreement, including the issuance of the shares of Series B Preferred Stock and the warrants, occurred on February 15, 2000. Pursuant to the securities purchase agreement, we paid a $270,009 transaction fee to Genstar Capital LLC and reimbursed all of the fees and expenses of approximately $195,426, incurred by Genstar Capital Partners and its affiliates in connection with the securities purchase agreement.

     We purchased our principal executive offices located in Camarillo, California, on March 28, 1996, and own it subject to a first trust deed mortgage that was made by the lender pursuant to the Small Business Administration's Loan Guarantee Program. The property is subject to a second trust deed loan with the California Statewide Development Corp. Our payments under these mortgages are unconditionally guaranteed by James H. Chamberlain, our Chief Executive Officer.

                                PERFORMANCE GRAPH

      The following graph sets forth the percentage change in cumulative total shareholder return of our common stock during the period from December 31, 1994 to December 31, 1999, compared with the cumulative returns of the Nasdaq Stock Market (US Companies) Index and the Hambrecht & Quist Biotechnology Index. The comparison assumes $100 was invested on December 31, 1994 in our common stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


[OBJECT OMITTED]


Biosource Intl Inc. (BIOI)
                                               CUMULATIVE TOTAL RETURN
                                        --------------------------------------
                                        12/94 12/95  12/96  12/97 12/98 12/99

 BIOSOURCE INTERNATIONAL, INC.           100   414    500    464   214   577
 NASDAQ STOCK MARKET (U.S.)              100   141    174    213   300   542
 HAMBRECHT & QUIST BIOTECHNOLOGY         100   170    157    159   242   517

                                 PROPOSAL NO. 2:
                              PROPOSAL TO ADOPT NEW
                              STOCK INCENTIVE PLAN

     The BioSource International, Inc. 2000 Stock Incentive Plan was adopted by our Board of Directors as of March 15, 2000, subject to stockholder approval. The plan authorizes the granting of awards of stock or stock purchase rights and options to purchase an aggregate of 2,000,000 shares of our common stock. Under the plan, stock options and purchase rights may be granted to employees, consultants, officers and directors who will contribute to our long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all of our stockholders.

     The vote required for the adoption the 2000 Stock Incentive Plan is the affirmative vote of a majority of the holders of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If the plan is not approved by the holders of our common stock, it will not become effective. The principal provisions of the plan are summarized below. However, this summary is not complete and is qualified in its entirety by the terms of the plan. A copy of our 2000 Stock Plan is attached as Appendix A and is incorporated into this Proxy Statement by reference.

ADMINISTRATION OF THE 2000 STOCK PLAN

     The plan provides for administration by the Board of Directors or a committee of the Board of Directors. Initially, the Compensation Committee of the Board of Directors will administer the plan, including, without limitation, selecting the persons who will be granted stock awards and/or stock options, the number of shares and options to be awarded to each person, the purchase price or exercise price of any awards, and the vesting requirements of awards of stock or options. The Board of Directors may amend, suspend or terminate the plan at any time for any reason, although some amendments may by applicable law require stockholder approval. Options and awards for a maximum of 750,000 shares of common stock may be granted in any one calendar year.

OPTIONS

     Options granted under the plan may be either incentive stock options as defined in section 422(b) of the Internal Revenue Code of 1986, as amended from time to time, or non-qualified stock options. Only employees are eligible to receive incentive stock options. Each grant of options under the plan must be evidenced by a stock option agreement. The term of a stock option granted under the plan may not exceed ten years and is determined by the Compensation Committee. The exercise price of options granted under the plan is determined by the Compensation Committee, but cannot be less 100% of the fair market value in the case of incentive stock options and 85% of the fair market value in the case of non-qualified stock options. In the case of 10% stockholders, the exercise price of any options must be at least 110% of the fair market value of the common stock and the term of any incentive stock options may not exceed five years. Options granted to officers, directors and consultants vest according to a schedule as determined by the Compensation Committee. Options granted to other employees must vest at least as rapidly as 20% per year over the five-year period beginning on the date of grant.

     If an optionee's employment is terminated for any reason other than death, disability or termination for cause, options granted to him or her under the plan will only be exercisable until the earlier of three months from the date of termination or their expiration date. If termination of employment is due to the death or disability of an optionee, his or her options will be exercisable for one year after the date of termination. Where employment is terminated for cause, as defined in the plan, all options of the terminated optionee will expire as of the date of termination.

AWARDS OR SALES OF STOCK

     Awards or sales of stock under the plan must be evidenced by a stock purchase agreement between us and the purchaser. Any rights to acquire shares granted under the plan, other than options, will expire if not exercised within thirty days after the grant date. Awards or sales of shares of common stock may be made under the plan at a price per share to be determined by the Compensation Committee, provided that the price per share is at least 85% of the fair market value. Under this plan, the purchase price per share of any sales of common stock to a 10% stockholder must be at least 100% of the fair market value.

TRANSFER RESTRICTIONS

     A recipient under the plan may not assign, sell or transfer their options or awards other than by will or by operation of the laws of descent and distribution. However, the Compensation Committee may permit transfers of non-qualified stock options to the optionee's immediate family or a trust that provides for transfer of the options to beneficiaries upon death of the trustor.

     The plan gives us the right to repurchase options and awards for a period of ninety days subsequent to the recipient's termination of service with us. Under the plan, each stock option agreement and stock purchase agreement may also give us the right of first refusal in connection with any proposed sale, hypothecation or other disposition of common stock acquired under the stock option agreement or stock purchase agreement.

REORGANIZATIONS AND RECAPITALIZATIONS

     The number of shares of common stock covered by each outstanding option or purchase right, and the exercise or purchase price per share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend on our common stock or any other increase or decrease in the number of such shares effected without receipt of consideration by us.

     In the event of a dissolution, liquidation, sale of all or substantially all our assets, merger or consolidation or similar occurrence, we may provide for (i) the continuation of outstanding options and purchase rights if we are the surviving corporation in a merger, (ii) the assumption of the outstanding options and purchase rights by the surviving corporation, (iii) the substitution by the surviving corporation of substantially similar options or purchase rights or (iv) the cancellation of outstanding options and purchase rights. If we elect to cancel the outstanding options and purchase rights, the optionee or award recipient will have the opportunity to exercise his or her options or purchase rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain federal income tax consequences of option grants and exercises under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     The grant of incentive stock options to an employee does not result in any income tax consequences. The exercise of an incentive stock option does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his or her employment with us, or within a specified period after termination of employment due to death or retirement for age or disability. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee's alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an incentive stock option after the expiration of (i) two years from the date of grant of the incentive stock option, and (ii) one year after the transfer of the shares to him or her will generally recognize long term capital gain or loss on the sale. An employee who disposes of his or her incentive stock option shares prior to the expiration of the waiting period generally will recognize ordinary income in the year of sale in an amount equal to the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over the option price. Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

     We will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option, or the sale of incentive stock option shares after the waiting period. If an employee disposes of his or her incentive stock option shares in an early disposition, we will be entitled to deduct the amount or ordinary income recognized by the employee.

     The grant of non-qualified stock options under the plan will not result in the recognition of any taxable income by the participants. A participant may recognize ordinary income on the date of exercise of the non-qualified stock option equal to the difference between the fair market value on that date of the shares acquired and the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option by an employee is subject to federal and state income and employment tax withholding.

     Generally, the Company will be entitled to a deduction in the amount reportable as income by the participant on the exercise of a non-qualified stock option.

     As of May 15, 2000, no option or stock awards have been granted under the 2000 Stock Incentive Plan.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE ADOPTION OF THE 2000 STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 3:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors recommended and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the annual meeting, the firm of KPMG, LLP to continue as our independent public accountant for the current fiscal year ending December 31, 2000. KPMG, LLP has served as the principal independent public accounting firm utilized by us during the years ended December 31, 1994, 1995, 1996, 1997, 1998 and 1999. We anticipate that a representative of KPMG, LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of KPMG, LLP will be afforded an opportunity to make a statement if they so desire.

   THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE ADOPTION OF PROPOSAL NO. 3.
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3
      RATIFYING THE APPOINTMENT OF KPMG, LLP AS OUR INDEPENDENT AUDITORS.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

     The following table sets forth as of May 1, 2000 certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address of each person listed is in care of BioSource International, Inc., 820 Flynn Road, Camarillo, California 93012, and the address of Messrs. Conte, Weltman and Genstar Capitall LLC is 555 California Street, Suite 4850, San Francisco, California 94104.

                                              NUMBER OF SHARES OF
                                                 COMMON STOCK
          NAME AND ADDRESS                   BENEFICIALLY OWNED (1)    PERCENT (2)
          ----------------                   ----------------------    -----------
Genstar Capital LLC (3).......................      2,719,518              24.9%
Jean-Pierre L. Conte (3)......................      2,772,200              25.2
Dimensional Fund Advisors, Inc.(4)............        571,200               7.0
James H. Chamberlain (5)......................        824,156               9.6
Leonard M. Hendrickson (6)....................         79,400                *
David J. Moffa, Ph.D. (7).....................         66,900                *
John R. Overturf, Jr. (8).....................         67,000                *
Robert D. Weist (9)...........................         57,000                *
Robert J. Weltman (10)........................           --                  -
Charles C. Best (11)..........................          5,000                *
Gus E. Davis (12).............................         90,000               1.1
Richard O. Buford (13)........................         60,460                *
All of the directors and executive
officers as a group (ten persons) (14)........      4,022,116              34.0%
----------
* Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at May 1, 2000.
(2) Percentage ownership is based on 8,210,453 shares of common stock outstanding as of May 1, 2000.
(3) Genstar Capital Partners II, L.P. holds 1,456,976 shares of common stock issuable upon conversion of Series B Preferred Stock and 1,262,542 shares of common stock issuable upon exercise of warrants and Stargen II LLC holds 28,224 shares of common stock issuable upon conversion of Series B Preferred Stock and 24,458 shares of common stock issuable upon exercise of warrants, all of which are currently convertible or exercisable. Genstar Capital LLC is the general partner of Genstar Capital Partners II, L.P. Mr. Conte, Richard F. Hoskins and Richard D. Paterson are the managers and managing directors of Genstar Capital LLC and are members of Stargen, and Mr. Paterson is the Administrative Member of Stargen. In such capacities Messrs. Conte, Hoskins and Paterson may be deemed to beneficially own shares of common stock beneficially held by Genstar Capital Partners and Stargen, but disclaim such beneficial ownership, except to the extent of their economic interest in these shares. Messrs. Conte,


                                    Page 16


     Hoskins, Paterson, Genstar Capital LLC, Genstar Capital Partners II, L.P. and Stargen II LLC may be deemed to be acting as a group in relation to their respective holdings in BioSource but do not affirm the existence of any such group.
(4) As disclosed in the Schedule 13G filed by Dimensional Fund Advisors Inc. with the Securities Exchange Commission on February 3, 2000.
(5) Includes (i) 437,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000; (ii) 383,156 shares of common stock held in the Chamberlain Family Trust for which Mr. Chamberlain serves as trustee;
     (iii) 3,400 shares of common stock held in Mr. Chamberlain's IRA Account; and (iv) 100 shares of common stock held as custodian for Mr. Chamberlain's granddaughter.
(6) Includes (i) 67,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000; (ii) 800 shares of common stock owned; (iii) 4,000 shares of common stock held of record by two of Mr. Hendrickson's minor children; and (iii) 7,600 shares of common stock held in the Microchemics Simplified Employee Pension Plan.
(7) Includes (i) 59,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000; (ii) 550 shares of common stock held solely by Dr. Moffa's spouse; (iii) 4,000 shares of common stock held jointly with Dr. Moffa's spouse; and (iv) 2,850 shares of common stock held directly.
(8) Includes (i) 65,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000; and (ii) 2,000 shares of common stock owned.
(9) Includes 57,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000.
(10) Mr. Weltman is a Vice President and a member, but not a managing member, of Genstar Capital LLC and a member, but not a managing member, of Stargen II LLC. Mr. Weltman does not have power to vote or dispose of, or to direct the voting or disposition of, any securities beneficially owned by Genstar Capital LLC or Stargen II LLC. Mr. Weltman disclaims that he beneficially owns any shares of common stock beneficially owned by Genstar Capital LLC or Stargen II LLC, except to the extent of his economic interest in shares owned by Genstar Capital LLC or Stargen II LLC.
(11) Includes 5,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000.
(12) Includes 90,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000.
(13) Includes (i) 53,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000; and (ii) 6,960 shares of common stock owned.
(14) Includes (i) 834,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 1, 2000; (ii) 1,485,200 shares of common stock reserved for issuance upon the conversion of Series B Preferred Stock; and
     (iii) 1,287,000 shares of common stock reserved for issuance upon exercise of warrants.

                              STOCKHOLDER PROPOSALS

     Any stockholder of record who intends to present a proposal at the next Annual Meeting of Stockholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by January 3, 2001.


                             SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by us. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                           ANNUAL REPORT ON FORM 10-K

     OUR ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CHARLES C. BEST, CHIEF FINANCIAL OFFICER, BIOSOURCE INTERNATIONAL, INC., 820 FLYNN ROAD, CAMARILLO, CALIFORNIA 93012

                                    ON BEHALF OF THE BOARD OF DIRECTORS


                                     /S/ JAMES H. CHAMBERLAIN
                                    -------------------------------------
                                    James H. Chamberlain
                                    CHAIRMAN OF THE BOARD,
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER




Camarillo, California
May 19, 2000

                                                                     APPENDIX A

                           BIOSOURCE INTERNATIONAL, INC.
                            2000 STOCK INCENTIVE PLAN


                      SECTION 1: GENERAL PURPOSE OF PLAN

     The name of this plan is the BioSource International, Inc. 2000 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable BioSource International, Inc., a Delaware corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

     SECTION 2: DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

     "ADMINISTRATOR" shall have the meaning as set forth in Section 3, hereof.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

     "CHANGE IN CONTROL" shall mean:

     (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

     (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

     "COMPANY" means BioSource International, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. For purposes of determining the term of an ISO pursuant to Section
6.6 hereof, the Disability must be expected to result in death or to have lasted or be expected to last for a continuous period of not less than 12 months. The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

     "ELIGIBLE PERSON" means an employee, officer, consultant or Director of the Company, any Parent or any Subsidiary.

     "EXERCISE PRICE" shall have the meaning set forth in Section 6.3 hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows:

     (1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable;

     (2) If the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable;

     (3) In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator. Such determination shall be conclusive and binding on all persons.

     "FIRST REFUSAL RIGHT" shall have the meaning set forth in Section 8.7 hereof.

     "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

     "NON-QUALIFIED STOCK OPTION" means a Stock Option not described in Section 422(b) of the Code.

     "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

     "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

     "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treas. Regs. Section 1.162-27(e)(3).

     "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

     "PLAN" means this BioSource International, Inc. 2000 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

     "PURCHASE PRICE" shall have the meaning set forth in Section 7.3.

     "PURCHASE RIGHT" means the right to purchase Stock granted pursuant to
Section 7.

     "RIGHTS" means Stock Options and Purchase Rights.

     "REPURCHASE RIGHT" shall have the meaning set forth in Section 8.8 of the Plan.

     "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

     "STOCK" means Common Stock ($.001 par value) of the Company.

     "STOCK OPTION" means an option to purchase shares of Stock granted pursuant to Section 6.

     "STOCK OPTION AGREEMENT" shall have the meaning set forth in Section 6.1.

     "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in Section 7.1.

     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                           SECTION 3: ADMINISTRATION

     3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "Administrator").

     3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

     3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

     3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                     SECTION 4: STOCK SUBJECT TO THE PLAN

     4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 9, 2,000,000 shares of Common Stock ($.001 par value) shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 750,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan. 4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                            SECTION 5: ELIGIBILITY

     Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only employees shall be eligible to be granted ISOs hereunder.

                  SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

     6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

     6.3 EXERCISE PRICE.

     6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

     6.3.2 TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

     6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by Sections 6.3.1 and 6.3.2(i) shall be inoperative if (i) the shares to be issued upon payment of the Exercise Price have been registered under a then currently effective registration statement under applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

     The Exercise Price shall be payable in a form described in Section 8, hereof.

     6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

     6.5 TERM. The Stock Option Agreement shall specify, the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In addition, no option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination; PROVIDED, HOWEVER, that the Stock Option Agreement for any Option may provide for longer or shorter periods, and the Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. In the case of an ISO granted to an employee who owns stock possessing more than

10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations, the term set forth in (i), above, shall not be more than five years after the date the Option is granted.

     6.6 LEAVES OF ABSENCE. For purposes of Section 6.6 above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Administrator).

     6.7 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

              SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

     7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     7.2 DURATION OF OFFERS. Any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

     7.3 PURCHASE PRICE.

     7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

     7.3.2 TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

     7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by Sections 7.3.1 and 7.3.2 shall be inoperative if (i) the shares to be issued upon payment of the Purchase Price have been registered under a then currently effective registration statement under applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

     The Purchase Price shall be payable in a form described in Section 8.

     7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                       SECTION 8: PAYMENT; RESTRICTIONS

     8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "Stock-for-Stock exercise") or (iii) by a Stock-for-Stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "attestation exercise").

     8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) Stock-for-Stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

     8.3 SERVICES RENDERED. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Administrator, shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such shares, if newly issued, shall be paid in cash or cash equivalents.

   8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

     8.7 FIRST REFUSAL RIGHT. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

     8.8 REPURCHASE RIGHTS. Following a termination of the Participant's Service the Company may repurchase the Participant's Rights as provided in this Section 8.8.

     8.8.1 REPURCHASE PRICE. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock. The right to repurchase unvested stock as described in
Section 8.8.1(ii) shall lapse at a rate of at least 20% per year over five years from the date the Right is granted.

     8.8.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares.

     8.9 TERMINATION OF REPURCHASE AND FIRST REFUSAL RIGHTS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect over, or shall lapse and cease to have effect over, shares that have been registered under a then currently effective registration statement under applicable federal or state securities laws, or when a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not required in the circumstances under applicable federal or state securities laws.

     8.10 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

     8.10.1 PERMITTED TRANSFER OF NON-QUALIFIEDOPTION. The Administrator, in its sole discretion may permit the transfer of a NON-QUALIFIEDOption (but not an ISO or Stock Purchase Rights) to (i) a member of the Participant's immediate family or (ii) a trust providing that the Option is to be passed to beneficiaries upon death of the the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

     8.10.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this
Section 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                   SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

     9.1 EFFECT OF CERTAIN CHANGES.

     9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

     9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of: a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving corporation; or a reverse merger in which the Company is the surviving corporation, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the surviving corporation);
(ii) the assumption of the Plan and such outstanding Rights by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Right in whole or in part without regard to any installment exercise provisions in the Right agreement.

     9.1.3 ACCELERATED VESTING AND EXERCISABILITY. Unless the applicable Stock Purchase Agreement or Stock Option Agreement provides otherwise, any right to repurchase a Purchaser's shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Stock shall become vested and all of such Options shall become exercisable in full if (i) the Company consummates a Change in Control before the Purchaser's Service terminates and (ii) the options are not assumed by, or Repurchase Right is not assigned to, the entity that employs the Participant immediately after the Change in Control or to its parent or subsidiary.

     9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

     9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

                     SECTION 10: AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                        SECTION 11: GENERAL PROVISIONS

     11.1 GENERAL RESTRICTIONS.

     11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

     11.1.2 LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

     11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

     11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

     11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

     11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

     11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                    SECTION 12: INFORMATION TO PARTICIPANTS

     The Company will cause a report to be sent to each Participant not later than 120 days after the end of each fiscal year. Such report shall consist of the financial statements of the Company for such fiscal year and shall include such other information as is provided by the Company to its shareholders.

                      SECTION 13: EFFECTIVE DATE OF PLAN

     The effective date of this Plan is _____________, 2000. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                           SECTION 14: TERM OF PLAN

     The Plan shall terminate automatically on February 1, 2010 but no later then prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                                                                     APPENDIX B


                           BIOSOURCE INTERNATIONAL, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, a Stockholder of BIOSOURCE INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints James H. Chamberlain and Charles C. Best, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on July 14, 2000, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' seven nominees as directors.

James H. Chamberlain       Jean-Pierre L. Conte          Leonard M. Hendrickson
David S. Moffa, Ph.D.      John R. Overturf, Jr.         Robert D. Weist
                           Robert J. Weltman

      [_] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)
                [_] AGAINST              [_] ABSTAIN

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

      -----------------------------------------------------------------------

      The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2. To ratify the adoption of the BioSource International, Inc. 2000 Stock Incentive Plan.

              [_] FOR        [_] AGAINST       [_] ABSTAIN

Proposal 3. To ratify the appointment of KPMG, LLP as the Company's independent public accountants for the year ending December 31, 2000.

              [_] FOR        [_] AGAINST       [_] ABSTAIN

     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 19, 2000, relating to the Annual Meeting.

                                    Dated:___________________________, 2000

                                    Signature:_____________________________

                                    Signature:_____________________________
                                    Signature(s) of Stockholder(s)
                                    (See Instructions Below)

                                    The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

     [_] Please indicate by checking this box if you anticipate attending the Annual Meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF BIOSOURCE INTERNATIONAL, INC.